FAIR VALUE MEASURMENTS (Narrative) (Details) (USD $)	0 Months Ended
	Sep. 17, 2014	Dec. 31, 2012
Assumptions used in determining fair value of each of the embedded derivatives
Value of ordinary shares (in dollars per share)		$ 4.896
Warrants [Member]
Assumptions used in determining fair value of each of the embedded derivatives
Value of ordinary shares (in dollars per share)	$ 6
Dividend yield	0.00%
Risk free interest rate	1.45%
Expected volatility	65.00%
Expected term	3 years 7 months 6 days